Supplement Dated November 22, 2017
To The Prospectuses Dated April 24, 2017

PERSPECTIVE II®, PERSPECTIVE L SERIESSM, PERSPECTIVE ADVISORS IISM, PERSPECTIVE ADVISORYSM, PERSPECTIVE REWARDS®, PERSPECTIVE FOCUS®, ELITE ACCESS®, ELITE ACCESS ADVISORYSM
and ELITE ACCESS BROKERAGE EDITION®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

PERSPECTIVE ADVISORS
FIXED AND VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account II

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Jackson of NY Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

In the section titled "Total Annual Fund Operating Expenses" appearing under "FEES AND EXPENSES TABLES", the table for the JNL/WMC Government Money Market Fund is deleted and replaced with the following table (shown with applicable footnotes):

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Plus Recapture	Total Annual Fund Operating Expenses After Recapture
JNL Series Trust
JNL/WMC Government Money Market	0.16%	0.30%	0.10% F	0.00%	0.56%	0.20% D	0.76% D,I

D
Represents the amount payable to JNAM in accordance with the recapture provision of the expense waiver and reimbursement agreement. JNAM has contractually agreed to waive fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period.  The fee waiver will continue for at least one year from the date of this Prospectus, and continue thereafter, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees. In addition, when the Fund receives income sufficient to pay a dividend, the Adviser may recapture previously waived fees and expenses for a period of three years.

F	“Other Expenses” include an Administrative Fee of 0.10% which is payable to JNAM.

I	Expense Information has been restated to reflect current fees.

(To be used with JMV17183NY 09/17, JMV16966NY 09/17, JMV9476NY 09/17, NV4224 09/17, JMV9476WFNY 09/17, NV4224WF 09/17, JMV8037NY 09/17, JMV8037BENY 09/17, JMV17955NY 09/17, NMV2731 09/17, JMV7698NY 09/17, NV5869 09/17, JMV7697NY 09/17, NV5890 09/17, NV5526 09/17, NV3784 09/17)

JMV19874NY 11/17